                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
               PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                           Only (as permitted by Rule 14a.6)
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         TRIPLE-S MANAGEMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:



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[ ]      Fee paid previously with preliminary materials:

[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date File:

                              A DIALOGUE REGARDING
                  THE CONTINUATION OF THE TRIPLE-S MANAGEMENT'S
                          SPECIAL SHAREHOLDERS MEETING


March 25, 2003


Dear Shareholders:

On Sunday, February 23rd, work continued in the Triple-S Management's Special Shareholders Meeting, in which 69.80% (6,517) of the voting shares issued and outstanding were either present or represented. This second session of the Special Shareholders Meeting had an excellent participation, as well as the support of the Shareholders who attended.

As was stated in the Notice to Continue, the purpose of the Special Shareholders Meeting is to consider the amendments to the Articles of Incorporation and the By-laws which are necessary in order to establish the Proposal approved during the April 29, 2001 Annual Shareholders Meeting. This Proposal is the best alternative in dealing with two matters that are of utmost importance to the Shareholders and the Corporation:

         1. Be able to transfer the shares to the spouse or heirs even when these are not physicians or dentists, and

         2. Increase the shareholders base with more physicians and dentists.

The first matter, since it involves a significant change that would permit persons who are not physicians or dentists to be Triple-S Management shareholders, needs to obtain an affirmative vote from at least 75% of shares issued and outstanding according to the Articles of Incorporation.

For this reason, during the second session of the Special Shareholders Meeting, 98.4% (6,302 shares) of the shares present and represented voted in favor of continuing the Special Shareholder's Meeting's work at a later date, in order to obtain the maximum Shareholder participation and proceed to vote on these important changes.

It is important that all Shareholders' shares are present or represented in the Special Shareholders Meeting's Continuation, which is to be held soon. We encourage you to invite all the Shareholders you know to participate in this Continuation of the Special Shareholders Meeting. If you have not yet sent in your proxy, you may send it by fax or mail to:

                Office of the Secretary of the Board of Directors
                         Triple-S Management Corporation
                                  PO Box 363628
                        San Juan, Puerto Rico 00936-3628

                                      FAX:
                        (787) 749-4191 or (787) 706-4023

                                   Attention:
                           Dr. Jesus R. Sanchez-Colon
                             Secretary of the Board

If you attend the Continuation of the Special Shareholders Meeting's work, and register to vote, the proxy will automatically be revoked, and you therefore will be able to vote your shares in person. If you have any question regarding this matter, you may call us at (787) 749-4122.

We will soon inform you of the date and place where of the continuation of the Special Shareholders Meeting will be held.

There is no doubt that a solid business requires committed shareholders that are willing to participate actively in the Shareholders Meetings.

I am counting on you,

Signed

Fernando J. Ysern-Borras, MD
Chairman of the Board of Directors



     YOUR PARTICIPATION IS ESSENTIAL IN CONTRIBUTING TO OUR STRENGTH. IT IS
       IMPORTANT THAT ALL SHARES ARE PRESENT OR REPRESENTED; WE THEREFORE ENCOURAGE YOU TO SEND IN YOUR PROXY, IF YOU HAVE NOT YET DONE SO.
             YOUR PROXY WILL BE VOTED ACCORDING TO YOUR DIRECTIONS.

                SCOPE AND EXPLANATION OF THE NEW SHARE STRUCTURE


The Proposal's objectives are:

         - So that the Shareholders to be able to transfer their shares to their spouse or heirs who are not physicians or dentists.
         - Increase the shareholders base with more physicians and dentists.
         - Preserve the current Shareholder's economic interests if dividends are declared in the future.
         - Succeed in strengthening corporate functioning and development.

Considerations to the Proposal include:

         - Triple-S, Inc. continues operating as a non-profit organization, and that
         - Triple-S Management continues as an entity made up of physicians and dentists.

Brief background of the Proposal:

         - April 1999, the Shareholders Meeting requests a study on the effects of the Reorganization and the need to amend the By-laws due to the corporate changes.
         - February 2001, the study regarding the Alternatives for Triple-S Management's corporate development is presented.
         - April 2001, the Proposal to increase the shareholders base and allow a shareholder's spouse and heirs to become shareholders is approved.

Our reality is:

         -        Less than 20% of the island's physicians are shareholders.
         -        A few dentists are shareholders.
         - 6% of the shares issued is owned by shareholders who do not live in Puerto Rico.
         - 63% of the shares issued is owned by shareholders who do not actively participate in Triple-S Management.
         -        Participation is limited during the Shareholders Meetings.

Measures which precede the establishment of the Proposal:

         - Request and obtain administrative determinations from the Puerto Rico Treasury Department to establish that Triple-S Management may declare dividends, and regarding the new share structure. The Department issued these determinations.
         - Approve several amendments to the Articles of Incorporation and the By-laws, which are to come into effect when a 75% vote in favor is obtained in the Meeting's continuation.



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SHARE CLASSES

                          CLASS A                CLASS B                CLASS C                 CLASS D
-----------------------------------------------------------------------------------------------------------------------
Are these new shares?     No                     Yes                    Yes                     Yes

What is their purpose?    To identify the        In order for the       To increase the         In order for the
                          current shares the     shareholders to be     shareholders base       shareholders to be
                          shareholders already   able to leave the      with more physicians    able to leave the
                          own.                   Class A shares to      and dentists.           Class C shares to
                                                 their spouse or                                their spouse or
                                                 heirs even when they                           heirs even when they
                                                 are not physicians                             are not physicians
                                                 or dentists.                                   or dentists.

Can they receive          Yes                    Yes                    Yes                     Yes
dividends?

What would the dividend   The Board will         The Board will         1/300 (a three          1/300 (a three
relation be?              determine the rate     determine the rate     hundredth part of the   hundredth part of
                          or amount when they    or amount when they    rate or amount the      the rate or amount
                          are declared           are declared           Board declares for      the Board declares
                                                                        Class A)                for Class B)

How much is the           12,500 shares          12,500 shares          50,000 shares           50,000 shares
authorized capital?

How many shares will be   Class A shares will    Class B Shares will    It is impossible to     No Class D Shares
sold?                     no longer be sold      not be sold.           determine the exact     will be sold.
                          once Class C Shares                           amount of shares to
                          are available.                                be sold from the
                                                                        authorized capital.

May a shareholder who     No                     No                     Yes                     No
is a physician or
dentist purchase them?

May a physician or        No                     No                     Yes                     No
dentist purchase them
even if they are not
shareholder?

May they be purchased     No                     No                      No                     No
by someone who is not a
physician or dentist?


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
Can a physician or        Yes                    Yes                    Yes                     Yes
dentist inherit them?

Can persons other than    No                     Yes                    No                      Yes
physician or dentist
inherit them?

What amount of shares     Maximum of 21,         Maximum of 21,         Maximum of 21,          Maximum of 21,
can a shareholder own?    taking all Class A,    taking all Class A,    taking all Class A,     taking all Class A,
                          B, C and D Shares      B, C and D Shares      B, C and  D Shares      B, C, and D Shares
                          into account           into account           into account            into account

Do they have voting       Yes                    No                     Yes                     No
rights?

May they participate in   Yes                    No                     Yes                     No
Shareholder's Meetings?

Do they count for         Yes                    No                     Yes                     No
Quorum during
Shareholders Meetings?

May the Shareholder who   Yes                    No                     Yes                     No
owns shares be a
director on the Board?

What is the par value     $40                    $40                    $40                     $40
of the shares?


         In conclusion, the benefits of voting in favor of these resolutions are to be able to transfer your shares to your loved ones, and to include more physicians and dentists as shareholders.